SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2004

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Commission file number	Exact name of Registrant as specified in its charter, State of incorporation, Address and Telephone number	IRS Employer Identification No.
1-672	Rochester Gas and Electric Corporation (A New York Corporation) 89 East Avenue Rochester, New York 14649 (585) 546-2700	16-0612110

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(c)  Exhibits
99-1	Rochester Gas and Electric Corporation's news release dated January 30, 2004.

Item 9.  Regulation FD Disclosure

News Release Concerning 2003 Financial Results

On January 30, 2004, Rochester Gas and Electric Corporation issued a news release concerning its financial results for the 12 months ended December 31, 2003.

The news release is attached as Exhibit 99-1 to this document and is being furnished under Item 9, Regulation FD Disclosure and Item 12, Disclosure of Results of Operations and Financial Condition, of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2004	ROCHESTER GAS AND ELECTRIC CORPORATION (Registrant) By /s/Joseph J. Syta Joseph J. Syta Controller and Treasurer